UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities

Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2014

Vermillion, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-34810

Delaware	33-0595156
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

12117 Bee Caves Road Building Three, Suite 100, Austin, TX  78738

(Address of principal executive offices, including zip code)

512.519.0400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07Submission of Matters to a Vote of Security Holders.

On June 19, 2014,  Vermillion, Inc. (the “Company”) held its 2014 annual meeting of the stockholders (the “Annual Meeting”).  The matters voted on at the Annual Meeting were:  (1) the adoption of amendments to the Company’s Certificate of Incorporation and Bylaws to declassify the Company’s board of directors (the “Board”); (2) the election of James S. Burns and Carl Severinghaus as Class II  directors each to serve until his successor is duly elected and qualified; (3) an advisory vote on the compensation of the Company’s named executive officers, as disclosed in the Company’s definitive proxy statement relating to the Annual Meeting (the “Proxy Statement”); and (4) the ratification of the Board’s selection of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.  As of the record date for the Annual Meeting, there were 35,831,776 shares of Company common stock, par value $0.001 per share, issued and outstanding and entitled to vote.  There were 32,839,023 shares present in person or by proxy at the Annual Meeting.  The final voting results were as follows:

Proposal 1.  Adoption of Amendments to the Company’s Certificate of Incorporation and Bylaws to Declassify the Board

3,711,406
FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
24,927,282	25,656	14,978	7,871,107

Based on the votes set forth above, the amendments to the Company’s Certificate of Incorporation and Bylaws to declassify the Board were approved by the stockholders.

Proposal 2.  Election of Class II  Directors

NOMINEE	FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
James S. Burns	24,720,325	247,591	0	7,871,107
Carl Severinghaus	24,901,306	66,610	0	7,871,107

Based on the votes set forth above, each of James S. Burns and Carl Severinghaus was duly elected to serve as  a Class II  director for a term expiring at the Company’s 2015 annual meeting of stockholders and until his successor shall have been elected and qualified, or until his earlier death, resignation or removal.

Proposal 3.  Advisory Vote on the Compensation of the Company’s Named Executive Officers

The advisory vote on the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement, received the following votes:

3,
FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
24,816,176	131,878	19,862	7,871,107

Based on the votes set forth above, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement, was approved in an advisory vote by the stockholders.

Proposal 4.  Ratification of the Selection of Independent Registered Public Accounting Firm

The ratification of the selection of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014 received the following votes:

0,750,820
FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
32,816,308	5,475	17,240	0

Based on the votes set forth above, the selection of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014 was duly ratified by the stockholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vermillion, Inc.
Date: June 24, 2014	By:	/s/ Eric J. Schoen
Eric J. Schoen
Vice President, Finance and Chief Accounting Officer